UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [__]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12

                          FIRST AVIATION SERVICES INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

[_]        Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

                          FIRST AVIATION SERVICES INC.
                               15 RIVERSIDE AVENUE
                           WESTPORT, CONNECTICUT 06880

                                 ---------------

                        SUPPLEMENT TO PROXY STATEMENT FOR
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2003

                                -----------------

The following information supplements and amends the Proxy Statement, dated May 15, 2003 (the "Proxy Statement"), of First Aviation Services Inc., a Delaware corporation ("First Aviation" or the "Company") furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of the Company in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of the Company for use at the 2003 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, June 10, 2003, at 9:30 a.m. local time at the offices of Aerospace Products International, Inc., 3778 Distriplex Drive North, Memphis, TN 38118, and at any adjournment or postponement thereof (the "Annual Meeting"). This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about May 22, 2003.

Only holders of record of Common Stock at the close of business on May 9, 2003 are entitled to receive notice of, and to vote at, the Annual Meeting.

On May 15, 2003, The Wynnefield Group filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") in opposition to the proxies solicited by the Board. According to the filing, The Wynnefield Group will solicit proxies in an effort to elect its own nominee, Nelson Obus (the "Wynnefield Nominee"), to the Board at the Annual Meeting.


THE BOARD RECOMMENDS THAT STOCKHOLDERS REJECT THE WYNNEFIELD GROUP'S PROXY SOLICITATION AND THE WYNNEFIELD NOMINEE.


THE BOARD URGES STOCKHOLDERS TO VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN FIRST AVIATION'S PROXY STATEMENT. YOU CAN VOTE YOUR SHARES IN FAVOR OF THE BOARD'S NOMINEES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE.


IF YOU RECEIVE A PROXY CARD FROM THE WYNNEFIELD GROUP, DO NOT SIGN AND RETURN IT. BUT JUST IN CASE YOU DO, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. YOUR LATER DATED WHITE PROXY CARD WILL REVOKE ANY PRIOR PROXY. IT IS YOUR LATEST DATED PROXY WHICH COUNTS.



                       RECENT DEVELOPMENTS - PROXY CONTEST

On May 13, 2003, the Company filed with the SEC its definitive Proxy Statement for the Annual Meeting. The Board is soliciting proxies: FOR the re-election of two nominees, Stanley J. Hill and Aaron P. Hollander, to the Board for terms expiring at the annual meeting of stockholders in the year 2006; FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending January 31, 2004; and FOR the adoption of a proposed amendment to the Company's Stock Incentive Plan.

Without any prior notice to the Company, on May 15, 2003, a dissident stockholder group, The Wynnefield Group, filed a preliminary proxy statement with the SEC in opposition to the proxies solicited by the Company's Board. According to The Wynnefield Group's filing, they will solicit proxies in an effort to elect their own nominee, Nelson Obus, at the Annual Meeting to one of the two positions on the Board with terms expiring in 2006. Their preliminary proxy statement also indicates that they will solicit proxies for the ratification of the appointment of Ernst & Young LLP, but the statement is ambiguous as whether they will solicit proxies for or abstain from the vote on the adoption of the amendment to the Stock Incentive Plan.

Members of the Board and management of the Company have met with Nelson Obus on several occasions over the years, most recently in April 2003, to discuss the Company's business and his concerns. He gave no indication that he and his group desired to engage in a proxy contest. First Aviation believes that the decision by this dissident stockholder group to launch a proxy contest at this late date is unfortunate and unnecessary.

The Board strongly advises you not to support the election Mr. Obus. The Board believes that the Wynnefield Nominee has a short-term focus for the Company and would not be a good representative for the long-term interests of the Company. In addition, the Board does not believe that it would be in the best interests of the stockholders as a whole to have someone on your Board who, just four months ago, admitted that The Wynnefield Group, which he controls, illegally profited from short-swing-trading in the shares of Common Stock of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934. The Company demanded disgorgement of these profits, and The Wynnefield Group paid them over to the Company.

The current directors of First Aviation, including the Board's nominees for re-election, are a group of individuals dedicated to creating long-term value for all stockholders. All of the current directors have elected to receive their compensation for service to the Company in shares of the Company's Common Stock instead of in cash. None of the current directors has ever sold any of their shares of the Company's Common Stock. A majority of the Board is independent, and all of the Board members have extensive operating and financial expertise, as described in the Company's Proxy Statement.

We now will address some of the issues raised by the dissident Wynnefield Group in their preliminary proxy statement filed with the SEC on May 15, 2003. First, the Company always has had a long-term business plan, prepared by management and reviewed thoroughly by the Board. In 1997, the Company outlined its strategy in its initial public offering prospectus. Of course, this is not the Company's current operating plan. Plans are reviewed and revised periodically to reflect changes in the market and other factors. Much has changed since 1997, and the Company's management, as well as its Board, has modified the Company's strategy accordingly. At no time was this more evident than after the extraordinary events that took place on September 11, 2001. Management and the Board moved quickly to reassess the Company's strategic position and to take actions to align the Company's infrastructure to changed conditions in the aerospace industry. This process continues during the present unprecedented downturn in the industry.

The Board believes that it is the unprecedented downturn in our industry, combined with the economic near-recession, that has depressed stock prices for First Aviation and nearly every company in the aerospace sector (and many outside the aerospace sector). Prior to September 11, 2001, the Company was enjoying double-digit sales growth, as it had been for several years. Since that time, First Aviation, like others in the industry, has struggled to be profitable. To deal with the issues facing the Company, management and the Board have undertaken a number of positive steps, including reducing costs at our operating subsidiary and at corporate, and shifting our focus to supply chain management contracts, which we believe represent a significant growth area for the Company. We believe that opportunities to obtain such contracts actually are enhanced by current industry conditions. Aerospace companies must reduce their cost structures, and we can provide them with a cost effective solution.

Second, although net sales for the fiscal year ended January 31, 2003 were down 3.7%, aerospace industry indices indicate that business activity was down at least 15% over the prior year. In this respect, First Aviation's performance exceeded that of many others in our industry. We believe that our industry will recover and that First Aviation is positioned to take advantage of such recovery.

Third, the Board deliberated extensively concerning the declaration of the special $1 per share cash dividend, which was paid in January 2003 to all common stockholders. The Board determined that this dividend was in the best interests of the Company and its shareholders.

Fourth, with respect to the compensation of the Chief Executive Officer, as described in the Proxy Statement, the Compensation Committee and the independent members of the Board review the total compensation paid to our senior executives carefully, and compare them with others in our industry, as well as other companies similar in size to First Aviation. Accordingly, the Board believes that Mr. Culver's total compensation is both competitive and appropriate.

Fifth, the Board believes that the lack of trading liquidity in the Common Stock mentioned in The Wynnefield Group's preliminary proxy statement can be attributed, in large measure, to the accumulation of a substantial equity ownership interest in the Company by The Wynnefield Group itself, leaving a small portion of the Common Stock in the hands of the public.

Lastly, the addition of a dissenting stockholder to the Company's Board of Directors certainly will not cause a recovery to occur in our industry, but it could divert the Board's attention, thus interfering with the pursuit of existing business strategies.

THE BOARD RECOMMENDS THAT STOCKHOLDERS REJECT THE WYNNEFIELD GROUP'S PROXY SOLICITATION AND THE WYNNEFIELD NOMINEE.


                            MISCELLANEOUS INFORMATION

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, members of the Board and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting. Certain information concerning participants is set forth in the Proxy Statement, this Supplement and in Annex A hereto.

SECURITY OWNERSHIP OF MANAGEMENT

The following table amends and restates the information regarding beneficial ownership of the Company's Common Stock, set forth in the Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management", as of April 21, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the executive officers named in the Summary Compensation Table in the Proxy Statement, and (iv) all directors and executive officers as a group,. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Each of the persons listed in the table who beneficially own more than 5% of the outstanding shares of Common Stock maintains an address at 15 Riverside Avenue, Westport, Connecticut 06880, unless otherwise indicated.

                                                                       AMOUNT AND NATURE OF
     BENEFICIAL OWNER                                                  BENEFICIAL OWNERSHIP          PERCENT OF CLASS
     ----------------                                                  --------------------          ----------------
First Equity Group Inc. (1)                                                   3,767,369                     52.0%
Aaron P. Hollander (1)(2)                                                     3,767,669                     52.0%


                                       3

                                                                       AMOUNT AND NATURE OF
     BENEFICIAL OWNER                                                  BENEFICIAL OWNERSHIP          PERCENT OF CLASS
     ----------------                                                  --------------------          ----------------
Michael C. Culver (1)(3)                                                      3,767,569                     52.0%
Wynnefield Capital Group (4)                                                  2,160,944                     29.8%
      450 Seventh Avenue, Suite 509
      New York, NY  10123
Gerald E. Schlesinger (5)                                                       132,900                      1.8%
Michael D. Davidson (5)                                                          48,738                      *
Stanley J. Hill                                                                  14,730                      *
Robert L. Kirk                                                                   31,231                      *
Joseph J. Lhota                                                                   5,229                      *
All directors and executive officers
           as a group (7 persons)                                             4,000,697                     53.9%

----------------------------------
* less than 1%

(1) Aaron P. Hollander and Michael C. Culver own, in the aggregate, all of the outstanding shares of First Equity Group Inc. First Equity Group Inc. has pledged 500,000 shares of the Company's Common Stock to Hudson United Bank as collateral for a loan.

(2)    Includes 300 shares held as custodian for his minor children.

(3)    Includes 200 shares held as custodian for his minor children.

(4) Based upon a preliminary proxy statement filed with the SEC dated May 16, 2003, the members of the "group" (as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) consists of Wynnefield Partners Small Cap Value ("Partners"), L.P., Wynnefield Partners Small Cap Value, L.P. I ("Partners I"), Wynnefield Partners Small Cap Value Offshore Fund, Ltd. ("Offshore") and Nelson Obus ("Obus"). Obus has sole voting power as to 100,000 shares and shared dispositive power as to 2,060,944 shares. Partners beneficially owns 744,258 shares representing 10.3% of the outstanding, and Partners I beneficially owns 910,834 shares representing 12.6% of the outstanding. With respect to the shares beneficially owned by Partners and Partners I, Wynnefield Capital Management, LLC ("Capital Management") has an indirect beneficial ownership interest, and Obus and Joshua Landes, as co-managing members of Capital Management, share discretion over disposition and voting of these shares. Offshore beneficially owns 405,852 shares representing 5.6% of the outstanding. With respect to the shares beneficially owned by Offshore, Wynnefield Capital Inc. ("Capital") has an indirect beneficial ownership interest, and Obus and Joshua Landes, as principal executive officers of Capital, share discretion over disposition and voting of these shares.

(5) Includes 123,333 and 46,666 shares of Common Stock for Mr. Schlesinger and Mr. Davidson, respectively, issuable pursuant to vested stock option grants awarded under the First Aviation Services Inc. Stock Incentive Plan, and exercisable within sixty days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following paragraph amends and restates the information set forth in the Proxy Statement under the caption "Section 16(a) Beneficial Ownership Reporting Compliance."

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Stock to file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were complied with for the Company's fiscal year ended January 31, 2003, except that: three reports on Form 4 (covering eight transactions) were not timely filed by Wynnefield Partners Small Cap Value, L.P. and several affiliated joint filers; and three reports on Form 4 (covering three transactions) were not timely filed by Gerald Schlesinger.

QUORUM; REQUIRED VOTES

In order to transact business at the Annual Meeting, a majority of the shares of Common Stock issued and outstanding on the Record Date must be present in person or represented by proxy at the Annual Meeting. Shares that are voted "FOR", "AGAINST", or "WITHHELD FROM" a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and will be included in determining the number of shares that are represented and voted at the Annual Meeting with respect to such matter.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Only shares of Common Stock that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares of Common Stock held by stockholders present in person at the Annual Meeting that are not voted for the nominee or shares held by stockholders represented at the Annual Meeting by proxy from which authority to vote for a nominee has been properly withheld (including broker non-votes) will not be counted towards a nominee's achievement of a plurality.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters is required for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending January 31, 2004, and for the adoption of the amendment to the First Aviation Services Inc. Stock Incentive Plan. With respect to broker non-votes, the shares will be counted for purposes of determining the presence or absence of a quorum, but will not be considered entitled to vote at the Annual Meeting for such matter and thus broker non-voters will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which the majority is calculated.

Abstentions will count towards the determination of a quorum at the Annual Meeting but will have the effect of votes "Against" a proposal, and will have no effect on votes counted in connection with director elections.

VOTING AND REVOCATION OF PROXIES

Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company's Transfer Agent and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, shares represented by properly executed proxies will be voted "FOR" the election of the nominee for director named herein, "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending January 31, 2004, and "FOR" the adoption of the proposed amendment to the First Aviation Services Inc. Stock Incentive Plan. If other matters are properly presented at the Annual Meeting, the proxy holders named in the accompanying form of proxy will vote your shares at their discretion.

If your shares of Common Stock are held in the name of your broker, a bank, or other nominee (sometimes referred to being held in "street name"), only your broker, bank or other nominee may execute a proxy and vote your shares. If your vote is solicited by both the Board and The Wynnefield Group, your broker, bank or other nominee will be unable to vote your shares at the Annual Meeting unless they receive your specific voting instructions. Please sign, date and promptly return the voting instruction form you receive from your broker, bank or other nominee, in accordance with the instructions on the form. If you wish to vote your "street name" shares directly, you will need to obtain a document known as a "legal proxy" from your broker, bank or other nominee. Please contact your bank, broker or other nominee if you wish to do so.

Any proxy signed and returned by a stockholder may be revoked at any time before it is voted by filing with the Company's Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

METHOD AND COST OF PROXY SOLICITATION

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations also may be made by personal interview, facsimile, telecopy, telegram, telephone and electronic mail. You may also be solicited by means of press releases issued by the Company or postings on our corporate website, www.favs.com. None of the Company's directors, officers or employees will receive any extra compensation for soliciting you. The Company will use the services of American Stock Transfer & Trust Company ("AST&T") to assist in soliciting proxies, and expects to pay a nominal fee for such services. AST&T expects that approximately two of its employees will assist in the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their beneficial owners. The Company's expenses related to the solicitation in excess of those normally spent for an annual meeting as a result of the proxy contest and excluding salaries and wages of the Company's regular employees and officers are expected to be approximately $150,000, of which approximately $0 has been spent to date. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesignated, also may request the return of proxies by telephone, facsimile, telegram, electronic mail or in person.

                                      By order of the Board of Directors,

                                      /s/ Michael D. Davidson
                                      ------------------------------------------
                                      Michael  D. Davidson
                                      Secretary
Dated: May 22, 2003

                                                                         ANNEX A

                             PARTICIPANT INFORMATION

The following is information relating to the directors, director nominees, officers and employees of First Aviation who, under applicable regulations of the SEC, may be deemed to be "participants" in the solicitation of proxies by the Board of Directors in connection with the Annual Meeting.

DIRECTOR NOMINEES

The following table sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, for each of the Company's nominees for director at the Annual Meeting.


Name                                         Principal Occupation                 Business Address
----                                         --------------------                 ----------------
Aaron P. Hollander                           President and Co-Chief               First Equity Group Inc.
                                             Executive Officer, First             15 Riverside Ave.
                                             Equity Group Inc.; President         Westport, CT  06880
                                             and Chief Executive Officer,
                                             Skip Barber Racing School, LLC

Stanley J. Hill                              Retired; former President,           c/o First Aviation Services, Inc.
                                             Chief Executive Officer and          15 Riverside Ave.
                                             Chairman, Kaiser Aerospace and       Westport, CT  06880
                                             Electronics Corporation

CONTINUING DIRECTORS

The following table sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, for each of the directors whose terms do not expire at the Annual Meeting.

Name                                         Principal Occupation                 Business Address
----                                         --------------------                 ----------------

Michael C. Culver                            President and Chief Executive        First Aviation Services, Inc.
                                             Officer, First Aviation;             15 Riverside Ave.
                                             Co-Chief Executive Officer,          Westport, CT  06880
                                             First Equity Group Inc.

Robert L. Kirk                               Retired; former Chairman,            c/o First Aviation Services, Inc.
                                             British Aerospace Holdings,          15 Riverside Ave.
                                             Inc.                                 Westport, CT  06880

Joseph J. Lhota                              Executive Vice President,            c/o First Aviation Services, Inc.
                                             Corporate Administration,            15 Riverside Ave.
                                             Cablevision Systems Corporation      Westport, CT  06880

EXECUTIVE OFFICERS

The following table sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, for each of the executive officers of the Company who may be deemed to be participants in the solicitation of proxies by the Board of Directors in connection with the Annual Meeting. Unless otherwise indicated, the principal occupation refers to such person's position with First Aviation.


Name                                         Principal Occupation                 Business Address
----                                         --------------------                 ----------------
Michael C. Culver                            President and Chief Executive        First Aviation Services, Inc.
                                             Officer; Co-Chief Executive          15 Riverside Ave.
                                             Officer, First Equity Group          Westport, CT  06880
                                             Inc.

Michael D. Davidson                          Chief Financial Officer, Vice        First Aviation Services, Inc.
                                             President-Finance, and               15 Riverside Ave.
                                             Secretary                            Westport, CT  06880

Gerald E. Schlesinger                        Senior Vice President;               Aerospace Products International, Inc.
                                             President and Chief Executive        3778 Distriplex Drive North
                                             Officer, Aerospace Products          Memphis, TN  38118
                                             International, Inc.



INFORMATION REGARDING TRANSACTIONS IN SECURITIES OF FIRST AVIATION BY
PARTICIPANTS

The following table sets forth information regarding purchases and sales of Common Stock by each of the participants listed above under "Director Nominees," "Continuing Directors" and "Executive Officers" since May 15, 2001. Except as set forth below, all transactions were effected in the public market, and none of the purchase price or market value of those shares of Common Stock is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares of Common Stock is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below. The information for Mr. Culver is listed under "Executive Officers" below.

                                                                    Number of Shares
                                                                    of Common Stock
    Name                                   Month/Day/Year           Purchased or (Sold)        Notes
    ----                                   --------------           -------------------        -----
DIRECTORS:
Aaron P. Hollander                           06/12/01                         1,552            (a)
                                             07/11/01                         1,261            (a)
                                             10/04/01                           213            (a)
                                             12/27/01                         1,946            (a)
                                             04/02/02                         1,245            (a)
                                             04/29/02                           217            (a)
                                             07/17/02                         1,359            (a)
                                             09/19/02                         1,489            (a)
                                             12/23/02                         1,489            (a)
                                             01/31/03                           220            (a)


                                       8

                                                                    Number of Shares
                                                                    of Common Stock
    Name                                   Month/Day/Year           Purchased or (Sold)        Notes
    ----                                   --------------           -------------------        -----


Stanley J. Hill                              06/12/01                         1,552            (a)
                                             07/11/01                         1,261            (a)
                                             10/04/01                           213            (a)
                                             12/19/01                           100
                                             12/27/01                         1,000            (a)
                                             12/27/01                         1,000            (a)
                                             12/27/01                         1,946            (a)
                                             04/02/02                         1,245            (a)
                                             04/29/02                           217            (a)
                                             07/17/02                         1,359            (a)
                                             09/19/02                         1,489            (a)
                                             12/23/02                         1,737            (a)
                                             01/31/03                           220            (a)

Robert L. Kirk                               06/12/01                         1,552            (a)
                                             07/11/01                         1,261            (a)
                                             10/04/01                           213            (a)
                                             12/27/01                         1,946            (a)
                                             04/02/02                         1,245            (a)
                                             04/29/02                           217            (a)
                                             07/17/02                           971            (a)
                                             09/19/02                         1,489            (a)
                                             12/23/02                         1,737            (a)
                                             01/31/03                           220            (a)

Joseph J. Lhota                              04/02/02                           207            (a)
                                             04/29/02                           217            (a)
                                             07/17/02                           712            (a)
                                             09/19/02                         1,489            (a)
                                             09/19/02                           647            (a)
                                             12/23/02                         1,737            (a)
                                             01/31/03                           220            (a)

EXECUTIVE OFFICERS:
Michael C. Culver                            -                                    -            -

Michael D. Davidson                          12/14/01                           100
                                             12/14/01                           100
                                             12/14/01                           300
                                             04/03/02                        20,000            (c)
                                             07/02/02                            72            (g)
                                             01/13/03                         1,000            (b)
                                             01/30/03                           139            (h)
                                             03/25/03                        15,000            (c)

Gerald E. Schlesinger                        09/18/01                           900            (g)
                                             12/27/01                        (1,800)           (d)
                                             03/04/02                      (105,000)           (d)
                                             04/03/02                        10,000            (e)



                                       9

                                                                    Number of Shares
                                                                    of Common Stock
    Name                                   Month/Day/Year           Purchased or (Sold)        Notes
    ----                                   --------------           -------------------        -----

                                             04/03/02                       100,000            (c)
                                             06/25/02                         2,000
                                             07/30/02                           906            (g)
                                             12/19/02                        (1,500)
                                             01/07/03                           840            (g)
                                             01/14/03                         2,500            (b)
                                             01/14/03                         2,500            (f)
                                             01/30/03                           492            (h)
                                             03/25/03                        50,000            (c)

----------------------------------
(a) Fee for serving as a non-employee director of First Aviation paid in shares of Common Stock in lieu of cash.

(b)  Exercise of stock option.

(c)  Receipt of stock option grant.

(d) Disposed of shares (1,800) and stock options (105,000) pursuant to a qualified domestic relations order.

(e)  Receipt of stock option grant indirectly through spouse.

(f)  Exercise of stock option grant indirectly through spouse.

(g) Acquisition pursuant to the First Aviation Services Inc. Employee Stock Purchase Plan.

(h)  Acquisition pursuant to dividend reinvestment plan.


MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Annex A, the Proxy Statement or the Supplement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates"), is either a party to any transaction or series of transactions since January 31, 2002, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which First Aviation or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A, the Proxy Statement or the Supplement, (i) no participant or Participant Affiliate directly or indirectly beneficially owns any securities of First Aviation or any securities of any subsidiary of First Aviation and (ii) no participant owns any securities of First Aviation of record but not beneficially.

Except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by First Aviation or any of its affiliates or any future transactions to which First Aviation or any of its affiliates will or may be a party. Except as described in this Annex A, the Proxy Statement or the Supplement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of First Aviation.

--------------------------------------------------------------------------------
                                    IMPORTANT

THE BOARD RECOMMENDS THAT STOCKHOLDERS REJECT THE WYNNEFIELD GROUP'S PROXY SOLICITATION AND THE WYNNEFIELD NOMINEE.

THE BOARD URGES STOCKHOLDERS TO VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN FIRST AVIATION'S PROXY STATEMENT. YOU CAN VOTE YOUR SHARES IN FAVOR OF THE BOARD'S NOMINEES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE.

IF YOU RECEIVE A PROXY CARD FROM THE WYNNEFIELD GROUP, DO NOT SIGN AND RETURN IT. BUT JUST IN CASE YOU DO, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. YOUR LATER DATED WHITE PROXY CARD WILL REVOKE ANY PRIOR PROXY. IT IS YOUR LATEST DATED PROXY WHICH COUNTS.

Your vote is important. Please take a moment to SIGN, DATE and promptly MAIL your WHITE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, please sign, date and mail the enclosed WHITE voting instruction form in the postage-paid envelope provided. If you have any questions or need assistance in voting your shares, please call:

                          FIRST AVIATION SERVICES, INC.
                               15 RIVERSIDE AVENUE
                        WESTPORT, CONNECTICUT 06880-4214
                            TELEPHONE: (203) 291-3300
                           ATTENTION: MICHAEL DAVIDSON
--------------------------------------------------------------------------------

                                   PROXY CARD

                          FIRST AVIATION SERVICES INC.
                 15 RIVERSIDE AVE., WESTPORT, CONNECTICUT 06880

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby appoints Aaron P. Hollander and Michael D. Davidson as proxies, each with the power to appoint his or her substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of First Aviation Services Inc. held of record by the undersigned on May 9, 2003 at the First Aviation Services Inc. Annual Meeting of Stockholders to be held on June 10, 2003 or any adjournment thereof.




                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          FIRST AVIATION SERVICES INC.


                                  JUNE 10, 2003


Please date, sign and mail your proxy card in the envelope provided as soon as possible.

           |                                                     |
           V   Please detach and mail in the envelope provided.  V

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
--------------------------------------------------------------------------------

1. Election of two Directors for a term to expire at the Annual Meeting of Stockholders in the year 2006.

                                  NOMINEES

|_|  FOR ALL NOMINEES             o    Aaron P. Hollander
                                  o    Stanley J. Hill

|_|  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

|_|  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
2.   Proposal to ratify the appointment of Ernst & Young
     LLP as the independent auditors of First Aviation
     Services Inc.                                          |_|   |_|      |_|

3.   Proposal to amend the First Aviation Services Inc.
     Stock Incentive Plan.                                  |_|   |_|      |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please          |_|
note that changes to the registered name(s) on the account may not be submitted via this method
--------------------------------------------------------------------------------


Signature of Stockholder __________________________________ Date: ___________

Signature of Stockholder __________________________________ Date: ___________

      NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.